SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF THE REPORT (Date of Earliest Event Reported): August 24, 1998


                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    PENNSYLVANIA                       0-17007                  23-2486815
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
    OF INCORPORATION)                  NUMBER)               IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (215) 735-4422



              ----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


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Item 5.  Other Events.

         On August 24, 1998, the Registrant announced that it was implementing a stock repurchase program (the "Repurchase Program"). Stock repurchases under the Repurchase Program will be effected from time to time for varying periods from and after August 25, 1998 through and including June 30, 1999 (the "Repurchase Period"). The aggregate amount of Registrant's securities to be repurchased will be determined by market conditions. However, the aggregate amount of Registrant's securities to be repurchased will not exceed 275,000 shares of Registrant's issued and outstanding securities. The Registrant will execute the program through open market purchases. All repurchases are to be effected in accordance with Rule 10b-18 promulgated under the Securities Exchange Act of 1934. Stock repurchased under the Repurchase Program will be retired.









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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          REPUBLIC FIRST BANCORP, INC.
                                  (Registrant)


Dated: September 1, 1998                  By: _____________________________
                                              George S. Rapp
                                              Executive Vice President




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